COMMITMENTS AND CONTINGENCIES	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

11. COMMITMENTS AND CONTINGENCIES

Contingencies

Environmental claims: Various landowners have sued us in lawsuits concerning several fields in which we have or historically had operations. The lawsuits seek injunctive relief and other relief, including unspecified amounts in both actual and punitive damages for alleged breaches of mineral leases and alleged failure to restore the plaintiffs’ lands from alleged contamination and otherwise from our oil and natural gas operations. We are unable to express an opinion with respect to the likelihood of an unfavorable outcome of the various environmental claims or to estimate the amount or range of potential loss should the outcome be unfavorable. Therefore, we have not provided any material amounts for these claims in our condensed consolidated financial statements at September 30, 2017.

Title/lease disputes: Title and lease disputes may arise in the normal course of our operations. These disputes are usually small but could result in an increase or decrease in reserves and/or other forms of settlement, such as cash, once a final resolution to the title dispute is made.

Litigation: On April 13, 2005, Henry Sarpy and several other plaintiffs (collectively, “Plaintiffs”) filed a petition against Exxon, Extex, The Meridian Resource Corporation (“TMRC,” our wholly-owned subsidiary), and the State of Louisiana for contamination of their land in the New Sarpy and/or Good Hope Field in St. Charles Parish. Plaintiffs claimed they are owners of land upon which oil field waste pits containing dangerous and contaminating substances are located. Plaintiffs alleged that they discovered in May 2004 that their property is contaminated with oil field wastes greater than represented by Exxon. The property was originally owned by Exxon and was sold to TMRC. TMRC subsequently sold the property to Extex. On April 14, 2015, TMRC entered into a Memorandum of Understanding with Exxon to settle the claims in this ongoing matter. On July 10, 2015, the settlement and comprised agreements were finalized and signed by the Plaintiffs and Exxon. On July 28, 2015, the State of Louisiana issued a letter of no objection to the settlement. As of September 30, 2017, we have accrued approximately $3.2 million ($0.8 million in current liabilities and $2.4 million in other long-term liabilities) as the outcome of the litigation was deemed probable and estimable. The settlement requires payment over the term of six years.

On January 25, 2017, Bollenbach Enterprises Limited Partnership filed a class action petition in Kingfisher County, Oklahoma against Oklahoma Energy Acquisitions, LP, our wholly-owned subsidiary (“OEA”), Alta Mesa Services, LP, our wholly-owned subsidiary (“AMS”), and the Company (collectively, the “AMH Parties”) claiming royalty underpayment or non-payment of royalty. The suit against the AMH Parties alleges that the AMH Parties made improper deductions that resulted in underpayment of royalties on natural gas and/or constituents of the gas stream produced from wells. The case was moved to federal court and stayed by the court pending the parties’ efforts to settle the case. In June 2017, the court administratively closed the case following mediation. Class settlement requires approval of the court after certain lengthy notice periods. As of September 30, 2017, we believe losses are probable and estimable in connection with this litigation and have accrued approximately $4.5 million in accounts payable and accrued liabilities in our condensed consolidated balance sheets.

Other contingencies: We are subject to legal proceedings, claims and liabilities arising in the ordinary course of business for which the outcome cannot be reasonably estimated; however, in the opinion of management, such litigation and claims will be resolved without material adverse effect on our financial position, results of operations or cash flows. Accruals for losses associated with litigation are made when losses are deemed probable and can be reasonably estimated.

Performance appreciation rights: In the third quarter of 2014, we adopted the Alta Mesa Holdings, LP Amended and Restated Performance Appreciation Rights Plan (the “Plan”), effective September 24, 2014. The Plan is intended to provide incentive compensation to key employees and consultants who make significant contributions to the Company. Under the Plan, participants are granted performance appreciation rights (“PARs”) with a stipulated initial designated value (“SIDV”). The PARs vest over time (as specified in each grant, typically five years) and entitle the owner to receive a cash amount equal to the increase, if any, between the SIDV and the designated value of the PAR on the payment valuation date. The payment valuation date is the earlier of a liquidity event (as defined in the Plan, but generally can be construed in accordance with the meaning of the term “change in control event”) or as selected by the participant, but no earlier than five years from the end of the year of the grant. Both the initial designated value and the designated payment value of the PAR are determined by the Plan’s administrative committee, composed of members of our board of directors. In the case of a liquidity event, the designated value of all PARs is to be based on the net sale proceeds (as defined in the Plan) from the liquidity event. After any payment valuation date, regardless of payment or none, vested PARs expire. During the first nine months of 2017, we granted 308,800 new PARs with a SIDV of $40 and terminated 1,400 PARs with a SIDV of $40, resulting in 883,300 PARs issued at a weighted average of $37.91 as of September 30, 2017. We are unable to express an opinion with respect to the likelihood of a qualifying liquidity event which would result in any payment under the Plan or to estimate any amount which may become payable under the Plan. We consider the possibility of payment at a fixed determination date absent a positive liquidity event to be remote. Therefore, we have not provided any amount for this contingent liability in our condensed consolidated financial statements at September 30, 2017 or December 31, 2016.

NOTE 12 – COMMITMENTS AND CONTINGENCIES

Contingencies

Environmental claims: Various landowners have sued the Company and/or our wholly owned subsidiaries, in lawsuits concerning several fields in which we have or historically had operations. The lawsuits seek injunctive relief and other relief, including unspecified amounts in both actual and punitive damages for alleged breaches of mineral leases and alleged failure to restore the plaintiffs’ lands from alleged contamination and otherwise from our oil and natural gas operations. We are unable to express an opinion with respect to the likelihood of an unfavorable outcome of the various environmental claims or to estimate the amount or range of potential loss should the outcome be unfavorable. Therefore, we have not provided any amount for these claims in our consolidated financial statements at December 31, 2016.

Due to the nature of our business, some contamination of the real estate property owned or leased by us is possible. Environmental site assessments of the property would be necessary to adequately determine remediation costs, if any. Management revised the estimated liability for groundwater contamination in Florida based on our reassessment of our remediation costs and plan, which is pending approval by the State of Florida. As of December 31, 2016, our revised estimated remediation liability was approximately $0.1 million. As of December 31, 2015, we had estimated a liability of $1.3 million, based on our undiscounted engineering estimates. The obligations are included in accounts payable and accrued liabilities at December 31, 2016 and other long-term liabilities at December 31, 2015 in the accompanying consolidated balance sheets.

Title/lease disputes: Title and lease disputes may arise in the normal course of our operations. These disputes have historically been small but could result in an increase or decrease in reserves and/or other forms of settlement, such as cash, once a final resolution to the title dispute is made.

Litigation: On April 13, 2005, Henry Sarpy and several other plaintiffs (collectively, “Plaintiffs”) filed a petition against Exxon, Extex, The Meridian Resource Corporation (“TMRC,” our wholly-owned subsidiary, which we acquired in 2010), and the State of Louisiana for contamination of their land in the New Sarpy and/or Good Hope Field in St. Charles Parish. Plaintiffs claim they are owners of land upon which oil field waste pits containing dangerous and contaminating substances are located. Plaintiffs alleged that they discovered in May 2004 that their property is contaminated with oil field wastes greater than represented by Exxon. The property was originally owned by Exxon and was sold to TMRC. TMRC subsequently sold the property to Extex. We have been defending this ongoing case and investigating the scope of the Plaintiffs’ alleged damage. On April 14, 2015, TMRC entered into a Memorandum of Understanding with Exxon to settle the claims in this ongoing matter. On July 10, 2015, the settlement and comprised agreements were finalized and signed by the Plaintiffs and Exxon. On July 28, 2015, the State of Louisiana issued a letter of no objection to the settlement. As of December 31, 2016, we have accrued approximately $4.0 million ($0.8 million in current liabilities and $3.2 million in other long-term liabilities) in connection with the settlement. The settlement requires payment over the term of six years.

Other contingencies: We are subject to legal proceedings, claims and liabilities arising in the ordinary course of business. The outcome cannot be reasonably estimated; however, in the opinion of management, such litigation and claims will be resolved without material adverse effect on our financial position, results of operations or cash flows. Accruals for losses associated with litigation are made when losses are deemed probable and can be reasonably estimated.

We have a contingent commitment to pay an amount up to a maximum of approximately $2.2 million for properties acquired in 2008. The additional purchase consideration will be paid if certain product price conditions are met.

Performance appreciation rights: In the third quarter of 2014, we adopted the Alta Mesa Holdings, LP Amended and Restated Performance Appreciation Rights Plan (the “Plan”), effective September 24, 2014. The Plan is intended to provide incentive compensation to key employees and consultants who make significant contributions to the Company. Under the Plan, participants are granted Performance Appreciation Rights (“PARs”) with a stipulated initial designated value (“SIDV”). The PARs vest over time (as specified in each grant, typically five years) and entitle the owner to receive a cash amount equal to the increase, if any, between the initial stipulated value and the designated value of the PAR on the payment valuation date. The payment valuation date is the earlier of a liquidity event (as defined in the Plan, but generally can be construed in accordance with the meaning of the term “change in control event”) or as selected by the participant, but no earlier than five years from the end of the year of the grant. Both the initial stipulated value and the designated payment value of the PAR are determined by the Plan’s administrative committee, composed of members of our board of directors. In the case of a liquidity event, the designated value of all PARs is to be based on the net sale proceeds (as defined in the Plan) from the liquidity event. After any payment valuation date, regardless of payment or none, vested PARs expire. During 2016, we granted 360,000 PARs and terminated 26,200 PARs with a SIDV of $40, resulting in 575,300 PARs issued at a weighted average value of $36.78. Subsequent to year end, 306,300 PARs were granted with a SIDV of $40 and 500 PARs with a SIDV of $40 were terminated, resulting in 881,100 PARs issued at a weighted average value of $37.90. We are unable to express an opinion with respect to the likelihood of a qualifying liquidity event which would result in any payment under the Plan or to estimate any amount which may become payable under the Plan. We consider the possibility of payment at a fixed determination date absent a positive liquidity event to be remote. Therefore, we have not provided any amount for this contingent liability in our consolidated financial statements at December 31, 2016 or 2015.

Commitments

Office and Equipment Leases: We lease office space, as well as certain field equipment such as compressors, under long-term operating lease agreements. The lease for our main office will expire in 2022. Any initial rent-free months are amortized over the life of the lease. Equipment leases are generally for four years or less. Total rent expense, net of sublease income, including office space and compressors, for the years ended December 31, 2016, 2015, and 2014 amounted to approximately $5.7 million, $4.8 million, and $5.7 million, respectively.

At December 31, 2016, the future minimum base rentals for non-cancelable operating leases are as follows:

Year Ending December 31,	Amount (1) (in thousands)
2017	$3,956
2018	1,453
2019	1,545
2020	1,593
2021	1,620
Thereafter	1,207

$11,374

(1)	These amounts include long-term lease payments for office space and compressors, net of sublease income. The Company expects to receive $0.2 million of total sublease income through 2019.

Additionally, at December 31, 2016, the Company had posted bonds in the aggregate amount of $24.0 million, primarily to cover future abandonment costs.